JOINT FILING AGREEMENT

     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

     This Agreement may be executed counterparts and each of such counterparts taken together shall constitute one and the same instrument.

Dated:  December 17, 2003



MADISON LIQUIDITY INVESTORS 103, LLC
By: Madison/WP Value Fund IV, LLC,
         its managing member
By: Madison Avenue Investment Partners, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director


MADISON/WP VALUE FUND IV, LLC
By: Madison Avenue Investment Partners, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON AVENUE INVESTMENT PARTNERS, LLC
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director


THE HARMONY GROUP II, LLC
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

/s/ Bryan E. Gordon
--------------------
BRYAN E. GORDON

WINDY CITY INVESTMENTS, LLC
By: Madison Windy City Investments, LLC,
         its managing member
By: Madison Investment Partners 20, LLC,
         its managing member
By: Madison Capital Group, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON WINDY CITY INVESTMENTS, LLC
By: Madison Investment Partners 20, LLC,
         its managing member
By: Madison Capital Group, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON INVESTMENT PARTNERS 20, LLC
By: Madison Capital Group, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON CAPITAL GROUP, LLC
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director




MADISON LIQUIDITY INVESTORS 119, LLC
By: Madison/WP Value Fund VII, LLC,
         its managing member
By: Madison Investment Partners 18, LLC,
         its managing member
By: Madison Capital Group, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON/WP VALUE FUND VII, LLC
By: Madison Investment Partners 18, LLC,
         its managing member
By: Madison Capital Group, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON INVESTMENT PARTNERS 18, LLC
By: Madison Capital Group, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON LIQUIDITY INVESTORS 111, LLC
By: Madison/WP Value Fund V, LLC,
         its managing member
By: Madison Investment Partners 10, LLC,
         its managing member
By: Madison Avenue Investment Partners, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON/WP VALUE FUND V, LLC
By: Madison Investment Partners 10, LLC,
         its managing member
By: Madison Avenue Investment Partners, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
     ------------------------------
        Bryan E. Gordon, Managing Director

MADISON INVESTMENT PARTNERS 10, LLC
By: Madison Avenue Investment Partners, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON LIQUIDITY INVESTORS 112, LLC
By: Madison Value Fund, LLC,
         its managing member
By: Madison Investment Partners 11, LLC,
         its managing member
By: Madison Avenue Investment Partners, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON VALUE FUND, LLC
By: Madison Investment Partners 11, LLC,
         its managing member
By: Madison Avenue Investment Partners, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON INVESTMENT PARTNERS 11, LLC
By: Madison Avenue Investment Partners, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON LIQUIDITY INVESTORS 120, LLC
By: Madison Opportunity Fund, LLC,
         its managing member
By: Madison Investment Partners 13, LLC,
         its managing member
By: Madison Capital Group, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON OPPORTUNITY FUND, LLC
By: Madison Investment Partners 13, LLC,
         its managing member
By: Madison Capital Group, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON INVESTMENT PARTNERS 13, LLC
By: Madison Capital Group, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

MADISON LIQUIDITY INVESTORS 100, LLC
By: Madison Avenue Investment Partners, LLC,
         its managing member
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director

THE MADISON AVENUE CAPITAL GROUP II, LLC
By: The Harmony Group II, LLC,
         its managing member
By:   /s/ Bryan E. Gordon
    --------------------------------------
        Bryan E. Gordon, Managing Director